For Immediate Release
For more information, contact:
James J. Burke
Standard Motor Products, Inc.
(718) 392-0200

Jennifer Tio
Maximum Marketing Services, Inc.
(312) 226-4111 x2449
Jennifer.tio@maxmarketing.com

Standard Motor Products, Inc. Announces
Third Quarter 2010 Results and a Quarterly Dividend

New York, NY, November 2, 2010......Standard Motor Products, Inc. (NYSE: SMP), an automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months and nine months ended September 30, 2010.

Consolidated net sales for the third quarter of 2010 were $227.5 million, compared to consolidated net sales of $205.6 million during the comparable quarter in 2009.  Earnings from continuing operations for the third quarter of 2010 were $11.1 million or 48 cents per diluted share, compared to $4.7 million or 25 cents per diluted share in the third quarter of 2009. Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the third quarter of 2010 were $9.8 million or 43 cents, compared to $6.6 million or 35 cents per diluted share in the third quarter of 2009.

37-18 Northern Blvd., Long Island City, NY  11101
(718) 392-0200
www.smpcorp.com

Consolidated net sales for the nine month period ended September 30, 2010 were $637.9 million, compared to consolidated net sales of $575.3 million during the comparable period in 2009.  Earnings from continuing operations for the nine month period ended September 30, 2010 were $22 million or 97 cents per diluted share, compared to $11.1 million or 59 cents per diluted share in the comparable period of 2009.  Excluding non-operational gains and losses identified on the attached reconciliation of GAAP and non-GAAP measures, earnings from continuing operations for the nine months ended 2010 and 2009 were $21.6 million or 96 cents per diluted share and $13.1 million or 70 cents per diluted share, respectively.

Commenting on the results, Mr. Lawrence I. Sills, Standard Motor Products’ Chairman and Chief Executive Officer, stated, “We are pleased to see that our excellent results continued through the third quarter. Our third quarter sales increase of $22 million or 10.7% and year-to-date increase of $62.6 million or 10.9% are supported by ongoing positive demographic trends: ageing car population, closing down of car dealers, and a certain amount of pent-up demand. In addition, temperature control sales benefited from a hotter than normal summer, and OE/OES volume continued to increase, though the volume remains slightly below 2008 levels.

“We saw further improvements in gross margin. Our 2010 pricing is now fully implemented, and we continue to increase production and improve efficiency in our low cost factories in Mexico and Poland. Gross margins reached 25.9% in Engine Management and 23.9% in Temperature Control in the third quarter.”

The Board of Directors has approved payment of a quarterly dividend of five cents per share on the common stock outstanding. The dividend will be paid on December 1, 2010 to stockholders of record on November 15, 2010.

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Tuesday, November 2, 2010.  The dial in number is 800-895-0198 (domestic) or 785-424-1053 (international). The playback number is 800-388-6509 (domestic) or 402-220-1111 (international). The conference ID # is STANDARD.

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Standard Motor Products cautions investors that any forward-looking statements made by the company, including those that may be made in this press release, are based on management’s expectations at the time they are made, but they are subject to risks and uncertainties that may cause actual results, events or performance to differ materially from those contemplated by such forward looking statements. Among the factors that could cause actual results, events or performance to differ materially from those risks and uncertainties discussed in this press release are those detailed from time-to-time in prior press releases and in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  By making these forward-looking statements, Standard Motor Products undertakes no obligation or intention to update these statements after the date of this release.

###

STANDARD MOTOR PRODUCTS, INC.
Consolidated Statements of Operations

(In thousands, except per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
NET SALES	$227,540	$205,577	$637,939	$575,297

COST OF SALES	167,526	155,774	475,718	438,195

GROSS PROFIT	60,014	49,803	162,221	137,102

SELLING, GENERAL & ADMINISTRATIVE EXPENSES	41,991	36,775	120,459	109,607
RESTRUCTURING AND INTEGRATION EXPENSES	1,388	3,304	3,430	5,677

OPERATING INCOME	16,635	9,724	38,332	21,818

OTHER INCOME, NET	1,736	783	2,432	4,310

INTEREST EXPENSE	1,844	2,423	5,710	7,225

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES	16,527	8,084	35,054	18,903

INCOME TAX EXPENSE	5,430	3,360	13,029	7,754

EARNINGS FROM CONTINUING OPERATIONS	11,097	4,724	22,025	11,149

DISCONTINUED OPERATION, NET OF TAX	(1,441)	(1,639)	(2,309)	(2,221)

NET EARNINGS	$9,656	$3,085	$19,716	$8,928

NET EARNINGS PER COMMON SHARE:

BASIC EARNINGS FROM CONTINUING OPERATIONS	$0.49	$0.25	$0.98	$0.59
DISCONTINUED OPERATION	(0.06)	(0.09)	(0.10)	(0.11)
NET EARNINGS PER COMMON SHARE - BASIC	$0.43	$0.16	$0.88	$0.48

DILUTED EARNINGS FROM CONTINUING OPERATIONS	$0.48	$0.25	$0.97	$0.59
DISCONTINUED OPERATION	(0.06)	(0.09)	(0.10)	(0.11)
NET EARNINGS PER COMMON SHARE - DILUTED	$0.42	$0.16	$0.87	$0.48

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	22,597,117	18,895,299	22,528,108	18,769,791
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES	23,472,411	19,088,673	22,604,344	18,790,155

STANDARD MOTOR PRODUCTS, INC.
Reconciliation of GAAP and Non-GAAP Measures

(In thousands, except per share amounts)
	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,		September 30,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)
EARNINGS FROM CONTINUING OPERATIONS
GAAP EARNINGS FROM CONTINUING OPERATIONS	$11,097	$4,724	22,025	11,149

RESTRUCTURING AND INTEGRATION EXPENSES (NET OF TAX)	832	2,042	2,058	3,871
LOSS FROM EUROPE DIVESTITURE (NET OF TAX)	-	-	47	-
GAIN FROM SALE OF PREFERRED STOCK INVESTMENT (NET OF TAX)	-	-	-	(1,402)
REVERSAL OF LT TAX LIABILITY	(1,084)	-	(1,084)	-
GAIN FROM SALE OF BUILDINGS (NET OF TAX)	(1,033)	(157)	(1,431)	(472)
GAIN FROM DEBENTURE REPURCHASE (NET OF TAX)	-	-	-	(24)
NON-GAAP EARNINGS FROM CONTINUING OPERATIONS	$9,812	$6,609	$21,615	$13,122

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS
GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	0.48	$0.25	0.97	$0.59
RESTRUCTURING AND INTEGRATION EXPENSES (NET OF TAX)	0.03	0.11	0.09	0.21
LOSS FROM EUROPE DIVESTITURE (NET OF TAX)	-	-	-	-
GAIN FROM SALE OF PREFERRED STOCK INVESTMENT (NET OF TAX)	-	-	-	(0.07)
REVERSAL OF LT TAX LIABILITY	(0.04)	-	(0.04)	-
GAIN FROM SALE OF BUILDINGS (NET OF TAX)	(0.04)	(0.01)	(0.06)	(0.03)
GAIN FROM DEBENTURE REPURCHASE (NET OF TAX)	-	-	-	-

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	0.43	$0.35	0.96	$0.70

MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS AND DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS BEFORE SPECIAL
ITEMS, WHICH ARE NON-GAAP MEASUREMENTS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING
OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL
OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED
ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.

STANDARD MOTOR PRODUCTS, INC.
Condensed Consolidated Balance Sheets

(In thousands)

	September 30,	December 31,
	2010	2009
	(Unaudited)

ASSETS

CASH	$13,407	$10,618

ACCOUNTS RECEIVABLE, GROSS	179,238	131,785
ALLOWANCE FOR DOUBTFUL ACCOUNTS	8,026	6,962
ACCOUNTS RECEIVABLE, NET	171,212	124,823

INVENTORIES	231,578	199,752
ASSETS HELD FOR SALE	216	1,405
OTHER CURRENT ASSETS	26,021	27,616

TOTAL CURRENT ASSETS	442,434	364,214

PROPERTY, PLANT AND EQUIPMENT, NET	62,104	61,478
GOODWILL AND OTHER INTANGIBLES	12,937	13,805
OTHER ASSETS	38,877	44,962

TOTAL ASSETS	$556,352	$484,459

LIABILITIES AND STOCKHOLDERS' EQUITY

NOTES PAYABLE	$61,657	$58,430
CURRENT PORTION OF LONG TERM DEBT	12,385	67
ACCOUNTS PAYABLE TRADE	85,690	54,381
ACCRUED CUSTOMER RETURNS	35,419	20,442
OTHER CURRENT LIABILITIES	83,161	71,303

TOTAL CURRENT LIABILITIES	278,312	204,623

LONG-TERM DEBT	262	17,908
ACCRUED ASBESTOS LIABILITY	24,722	24,874
OTHER LIABILITIES	43,797	43,176

TOTAL LIABILITIES	347,093	290,581

TOTAL STOCKHOLDERS' EQUITY	209,259	193,878

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$556,352	$484,459

STANDARD MOTOR PRODUCTS, INC.
Segment Revenues and Operating Profit

(In thousands)

	THREE MONTHS ENDED				NINE MONTHS ENDED
	SEPTEMBER 30,				SEPTEMBER 30,
	2010		2009		2010		2009
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Revenues
Engine Management	$153,577		$136,971		$443,489		$384,270
Temperature Control	71,774		59,505		185,714		165,426
Europe	-		7,213		-		21,259
All Other	2,189		1,888		8,736		4,342
	$227,540		$205,577		$637,939		$575,297

Gross Margin
Engine Management	$39,785	25.9%	$32,770	23.9%	$110,407	24.9%	$94,372	24.6%
Temperature Control	17,157	23.9%	13,056	21.9%	43,117	23.2%	30,765	18.6%
Europe	-		1,802	25.0%	-		5,501	25.9%
All Other	3,072		2,175		8,697		6,464
	$60,014	26.4%	$49,803	24.2%	$162,221	25.4%	$137,102	23.8%

Selling, General & Administrative
Engine Management	$25,468	16.6%	$22,619	16.5%	$74,905	16.9%	$66,726	17.4%
Temperature Control	10,799	15.0%	8,211	13.8%	28,709	15.5%	24,038	14.5%
Europe	-		1,734	24.0%	-		5,066	23.8%
All Other	5,724		4,211		16,845		13,777
	41,991	18.5%	36,775	17.9%	120,459	18.9%	109,607	19.1%
Restructuring & Integration	1,388	0.6%	3,304	1.5%	3,430	0.5%	5,677	0.9%
	$43,379	19.1%	$40,079	19.4%	$123,889	19.4%	$115,284	20.0%

Operating Profit
Engine Management	$14,317	9.3%	$10,151	7.4%	$35,502	8.0%	$27,646	7.2%
Temperature Control	6,358	8.9%	4,845	8.1%	14,408	7.8%	6,727	4.1%
Europe	-		68	0.9%	-		435	2.0%
All Other	(2,652)		(2,036)		(8,148)		(7,313)
	18,023	7.9%	13,028	6.3%	41,762	6.5%	27,495	4.8%
Restructuring & Integration	1,388	0.6%	3,304	1.6%	3,430	0.5%	5,677	1.0%
	$16,635	7.3%	$9,724	4.7%	$38,332	6.0%	$21,818	3.8%